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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) April 14, 2005
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                                                         (April 11, 2005)
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                          Manchester Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          New York                    0-21695                   11-2312854
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(State or Other Jurisdiction        (Commission               (IRS Employer
    of Incorporation)               File Number)             Identification No.)


               50 Marcus Boulevard, New York                       11788
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        (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (631) 951-8100
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.02.   Termination of a Material Definitive Agreement

On April 11, 2005, Manchester Technologies, Inc. (the "Company") terminated its lease for the fifth floor in the building located at 469 Seventh Avenue, New York, NY (the "Lease"). Pursuant to the Surrender Agreement with 469 Owners, LLC (the "Landlord"), successors in interest to First Willow, LLC, the lease terminated effective as of March 31, 2005 as compared to the prior termination date of October 31, 2007, resulting in a reduction of approximately $1.1 million in rental obligations and other payments otherwise due under the lease. The Company paid an early termination fee of $325,000 to the Landlord.

A copy of the Surrender Agreement is attached hereto as Exhibit 99.1.


Item 9.01    Financial Statements and Exhibits

(c)   Exhibits

99.1  Surrender Agreement dated as of March 31, 2005.

                                       2

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 14, 2005


                                       Manchester Technologies, Inc.



                                       By: /s/ Seth Collins
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                                          Seth Collins
                                          President

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                                 EXHIBIT INDEX
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EXHIBIT NO.    DESCRIPTION
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 99.1          Surrender Agreement dated as of March 31, 2005